Filed Pursuant to Rule 497(a)

File No. 333-166636

Investing in America’

Hello, my name is <Name and Title>, with Realty Capital Securities. I’m excited to be here today to talk about Business Development Corporation of America, or “BDCA” for short, an offering on Realty Capital Securities’ multi-product distribution platform. BDCA is our first product offering that is not real estate related, rather, it is a fund that intends to invest in the debt and equity of privately owned American businesses.

s Growth Realty Capital Securities, LLC (Member FINRA/SIPC) is the dealer manager for Business Development Corporation of America (the “Company”), an affiliate . THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN . AN OFFERING IS MADE ONLY BY PROSPECTUS . THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS . AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING . YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES . AN INVESTMENT IN THE COMPANY SHOULD BE MADE ONLY AFTER A CAREFUL REVIEW OF THE PROSPECTUS . No offering is made except by a prospectus filed with the Department of Law of the State of New York . Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus . Any representation to the contrary is unlawful . All information contained in this material is qualified in its entirety by the terms of the current prospectus . The achievement of any goals is not guaranteed . For more complete information about investing in the Company, including risks, charges and expenses, refer to our prospectus . Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing . The prospectus contains this and other information about the Company . The offering is only by means of a prospectus, copies of which may be obtained from Realty Capital Securities, LLC, Three Copley Place, Suite 3300 , Boston, MA 02116 , 877 - 373 - 2522 . Investing in America’s Growth Not For Use In Ohio

As with any investment product, BDCA does not come without risks. Please take a moment to review carefully BDCA’s risk factors. Also, please be certain to read the prospectus carefully, which sets out a more detailed description of the risks associated with your investment, and let us know if we can answer any questions for you.

Investing in America’s Growth 2 The following is a summary of risk factors for Business Development Corporation of America. A more detailed description of the associated risks is found in the prospectus. o This is a blind pool offering. We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. o We are a thinly capitalized new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective. o Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. We do not expect these conditions to improve in the near future, and these conditions may make it more difficult for us to achieve our investment objective. o The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may be paid from the net proceeds of our offering, from our borrowings, or from other sources, and may represent a return of capital to you. o A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments. o Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. o Our investment adviser, BDCA Adviser, LLC (the “Adviser”) and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests. o The potential for our Adviser to earn incentive fees under the investment advisory and management services agreement may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees. Risk Factors

Investing in America’s Growth 3 o We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser. o We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. o Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares. o Our investments, especially until we raise significant capital from this offering, may be concentrated in over - the - counter debt securities of a limited number of issuers which will likely carry lower yields than those we will seek in future customized financings, which could result in a lower distribution than we have estimated and magnify the effect of any losses suffered by a few of these investments. o We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments. o As a result of the annual distribution requirement to qualify as a Registered Investment Company under the Internal Revenue Code, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all. o We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance. Risk Factors (Continued)

Investing in America’s Growth 4 o We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets. o The purchase price for our shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. o This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. o One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed - end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. o The management of multiple REITs by our executive officers of our Adviser may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer. o We will compete for investors with other programs of our sponsor. Risk Factors (Continued)

BDCA is an SEC-registered non-traded fund that invests in both the debt and equity of private middle market companies throughout the United States. The term “middle market” describes businesses with revenues between $5 million and $1 billion – a concept we will explore further in this presentation.

Investing in America’s Growth 5 Business Development Corporation of America (“BDCA”) is an SEC - registered non - traded fund that invests in both the debt and equity of private middle market companies throughout the United States.

Our ultimate desire is to provide capital to secure the financial foundations that will position middle market companies for greater success.

Investing in America’s Growth 6 “Our ultimate desire is to provide capital to secure the financial foundations that will position middle market companies for greater success.” — Peter M. Budko, CEO, BDCA Adviser, LLC

We intend to construct this fund to achieve the following investment objectives:

•       Create current yield by making loans to established American companies

•       Seek to pay monthly distributions covered by investment earnings (please reference footnote #1 for this bullet point)

•       Secure our loan investments with liens on borrower assets

•       Target capital appreciation opportunities with targeted equity investments and warrants

•       Maintain a broadly diversified portfolio of investments

•       Create a liquidity event following offering’s termination (please reference footnote #2 for this bullet point)

There can be no assurance that we will achieve any of our stated objectives.

Investing in America’s Growth o Create current yield by making loans to established American companies o Seek to pay monthly distributions covered by investment earnings 1 o Secure our loan investments with liens on borrower assets o Target capital appreciation opportunities with targeted equity investments and warrants o Maintain a broadly diversified portfolio of investments o Create a liquidity event following offering’s termination 2 Investment Objectives * * There can be no assurance that we will achieve any of our stated objectives . 1 Distributions are not guaranteed . We may not be able to pay or maintain distributions and they are subject to change at any time . Until we generate operating cash flows suf f icient to pay distributions, we may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources . Payment of fees to our Adviser as well as the payment of operating expenses will reduce cash available for distributions . 2 If our Board does not decide to pursue a liquidity event, or if we fail to receive stockholder approval for a liquidity event, the Company could operate inde f initely . 7

Current economic conditions notwithstanding, the business landscape in the United States remains extremely broad and diverse.

Investing in America’s Growth Market Opportunity

In fact, there are over 6 million businesses in our country, or almost 1 business for every 50 Americans. The vast majority of these businesses are relatively small with less than $5 million in annual revenues. To get a sense of the landscape, the table on the left depicts the number and revenues of those U.S. businesses in each designation – from small business to large corporation. BDCA seeks to invest in the “Middle Market,” or those firms with annual revenues between $5 million and $1 billion.

There is no guarantee that these market conditions will continue.

Investing in America’s Growth Business in America 9 There are over 6 Million Businesses in the United States, 1 for every 50 Americans. Sources: U.S. Census Bureau, 2007 Economic Census (next report in 2012), and Richard M. Trottier , Middle Market Strategies: How Private Companies Use the Middle Markets to Create Value (Hoboken, NJ: John Wiley & Sons, 2009). # of U.S. Businesses Annual Revenue Designation 5,700,000 Under $5m Small Business 369,000 $5m – $1b Middle Market 2,600 Over $1b Large Corporate

As previously mentioned, companies in the United States with annual revenues between $5 million to $1 billion are commonly referred to as “Middle Market.” The middle market is a dynamic group of over 360,000 businesses that are generally privately owned with almost 90% having annual sales of between $5 million to $50 million.

There is no guarantee that these market conditions will continue.

Investing in America’s Growth 10 The Middle Market 174,000 156,000 21,000 18,000 0 50,000 100,000 150,000 200,000 $5 - 10m $10 - 50m $50 - 100m $100m - 1b By general consensus, companies with annual revenues between $5 million and $1 billion are referred to as “Middle Market” businesses. # of Companies Annual Revenues Sources: U.S. Census Bureau, 2007 Economic Census (next report in 2012); Richard M. Trottier , Middle Market Strategies: How Private Companies Use the Middle Markets to Create Value (Hoboken, NJ: John Wiley & Sons, 2009).

In addition to the characteristics mentioned in the prior slide, additional attributes of middle market firms as a group are as follows:

•      Accounts for roughly 40% of U.S. GDP

•      Employs approximately 40% of the American workforce

There is no guarantee that these market conditions will continue.

Investing in America’s Growth 11 Characteristics of Middle Market Firms o Broad universe of over 360,000 companies o Generally privately owned (non - public) o Accounts for roughly 40% of U.S. GDP o Employs approximately 40% of the American workforce o Annual revenues of $5 million to $1 billion, 90% of which have annual sales of $5 million to $50 million Source: U.S. Census Bureau, 2007 Economic Census (next report in 2012)

We believe that middle market financing represents an attractive commercial opportunity because of the following current conditions in the marketplace:

•	Fewer Lenders –Many banks have reduced or eliminated lending to small and middle market companies.
•	Large Borrower Pool – Middle market companies, a vast universe of over 360,000 businesses, represent a significant portion of the U.S. economy.
•	Discounted Loans for Sale – Reduced loan values in the secondary market have created opportunities to purchase existing loans at discounts to par value.
•	Low Valuations – Current low company valuations and low debt multiples provide greater security and more value resulting from greater cash flow coverage for these investments (we’ll elaborate on this point in the next few slides).

There is no guarantee that these market conditions will continue or be profitable. Also, if the Company borrows funds to make investments, the volatility and risk of our investments will increase because the potential for gain and loss on amounts invested will be magnified.

Investing in America’s Growth 12 Middle Market Financing We believe that middle market financing is an attractive investment opportunity. o Fewer Lenders – Many banks have reduced or eliminated lending to small and middle market companies. o Large Borrower Pool – Middle market companies, a vast universe of over 360,000 businesses, represent a significant portion of the U.S. economy. o Discounted Loans for Sale – Reduced loan values in the secondary market have created opportunities to purchase existing loans at discounts to par value. o Low Valuations – Current low company valuations and debt multiples provide greater security and more value resulting from greater cash flow coverage for our investments (see slides 13 through 16 for details). Sources: S&P LCD; U.S . Census Bureau, 2007 Economic Census (next report in 2012); Richard T. Slee , Private Capital Markets: Valuation, Capitalization, and Transfer of Private Business Interests, 2 nd ed. (Hoboken, NJ: John Wiley & Sons, 2011); S&P LSTA Leveraged Loan Index.

Companies are often valued by placing a multiple on that company’s earnings before interest, taxes, depreciation and amortization or “EBITDA.” For example, if a company produces EBITDA of $1 million and the corporate valuation is 3 times EBITDA, that company would be worth $3 million. Similarly, leverage ratios can also be stated as a multiple of EBITDA. As lenders become more conservative, this ratio becomes smaller. The chart shown illustrates historical advance rates, or loan issuer total debt as a multiple of EBITDA.

There is no guarantee that these market conditions will continue.

Investing in America’s Growth 13 Loan Advance Rates Advance rates on syndicated loans have been reduced since the credit crisis. Source: S&P Leveraged Commentary & Data (“S&P LCD”) 4.0x 3.7x 3.8x 3.9x 4.2x 4.3x 4.4x 4.9x 3.8x 4.0x 3.9x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Advance Rates (Loan issuer total debt as a multiple of EBITDA – 12 - month averages)

Middle market companies are typically appraised, and sell, for much lower multiples of EBITDA than larger public companies which often trade at 10x EBITDA or greater. Even within the middle market segment, larger companies receive higher multiple valuations than do smaller businesses. To illustrate, the table on the left shows typical middle market company valuations, while the table on the right gives you examples of recognizable public company valuations, as well as recognizable middle market counterparts.

There is no guarantee that these market conditions will continue.

Investing in America’s Growth 14 Middle Market Company Valuations Company Size Annual EBITDA Value Multiple Company Value Small Middle Market $500,000 – $15m 3x EBITDA $1.5m – $45m Mid Middle Market $15 m – $50m 3 - 5x EBITDA $45m – $250m Upper Middle Market $50m + 6 - 10x EBITDA $300 m + Middle market firms are typically valued at more conservative multiples than large companies. Company EBITDA Multiple Coca - Cola 17.5x Johnson & Johnson 9.5x Apple 10x Examples of Public Company Valuations Middle Market Company Valuations Sources: Richard T. Slee and Richard M. Trottier , “Capital Market Segmentation Matters,” Business Appraisal Practices (Summer 2006 ); Yahoo Finance, July 27, 2011. Examples of Public “Mid Market” Company Valuations Company EBITDA Multiple Motor Car Parts of America 3.5x Avis Budget Group 4x 1 - 800 - Flowers.com 5.9x

As a result of lower company valuations for middle market firms, lending to the middle market is done at more conservative advance rates based upon a multiple of EBITDA. The table on this slide illustrates this point.

This lower leverage allows for:

•	More company cash flow to be used for a faster pay down of the loan
•	Higher dividend payouts from available cash flow after debt service
•	Greater appreciation potential for warrant and equity holders

As we discuss the potential benefits of investing in the middle market, however, it is important to note that investments in middle market companies may pose certain risks because (a) such companies have reduced access to the capital markets, (b) the investments themselves tend to be less liquid, and (c) little public information generally exists about private companies. In addition, middle market companies may be susceptible to economic slowdowns and may be unable to repay our debt investments.

Investing in America’s Growth 15 Prudent Middle Market Advance Rates EBITDA Value Multiple Company Valuation (CV) Loan at 50% CV Interest Rate Payback Period* Middle Market Loan $15 million 4x EBITDA $60 million $30 million 12% 3.7 years Large Corporate Loan $500 million 8x EBITDA $4 billion $2 billion 8% 12.8 years * Utilizing 50% of EBITDA for interest and principal amortization. As a result of lower company valuations for middle market firms, lending to the middle market is done at more conservative advance rates based upon a multiple of EBITDA (see table below). This lower leverage allows for: o More company cash flow to be used for a faster pay down of the loan o Higher dividend payouts from available cash flow after debt service o Greater appreciation potential for warrant and equity holders Investments in middle market companies may pose certain risks because (a) such companies have reduced access to the capital markets, ( b) the investments themselves tend to be less liquid, and (c) little public information generally exists about private companies . In addition, middle market companies may be susceptible to economic slowdowns and may be unable to repay our debt investments. 15

So, given what we believe to be the fundamentals and foundation underlying this investment opportunity, let’s take a look at the history and structure of a Business Development Company, or BDC for short, and how BDCA’s investment strategy is structured to take advantage of this framework established by Congress.

Investing in America’s Growth Business Development Corporation of America

Recognizing the important contribution that small and middle market businesses make to the American economy, Congress passed the Small Business Investment Act in 1980 to allow for an increased flow of capital to privately owned U.S. companies. The result was the formation of Business Development Companies or BDCs. BDCs are investment vehicles that allow investors to pool capital in a tax efficient manner in order to invest in the debt and equity of privately held American businesses. BDCs are exempt from all entity level taxation as long as certain regulatory and IRS guidelines are met, and this exemption allows all earnings and capital gains to be passed through to the individual investor, but please see note (1) on the slide.

Investing in America’s Growth 17 What is a Business Development Company (“BDC”) Mutual Funds 1940 REITs 1960 BDCs 1980 o Enacted by Congress in 1980 through the passage of the Small Business Investment Act o Created to facilitate increased capital flows to small and mid - sized U.S. businesses o A pass - through entity — no taxation at BDC level on distributed income 1 o BDC’s must distribute at least 90% of income and capital gains o Restricted to investments in privately held or small publicly traded U.S. companies 1 We intend to qualify as a Regulated Investment Company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, but may fail to do so. Additionally, this is not intended to be tax advice. For more information on tax treatment, please refer to the current prospectus. Tax treatment may vary from investor to investor. You should consult your tax professional. 17

BDCA seeks to allow investors the opportunity to participate in the debt and equity securities of a diversified portfolio of established middle market private companies in the United States. Our target investments will be loans secured by company assets, in addition to identifying capital appreciation opportunities through warrants or direct equity ownership.

Investing in America’s Growth 18 BDCA Investment Strategy o Primary focus on secured debt o Borrowers are established middle market private companies in the United States o Will seek capital appreciation opportunities through equity warrants or direct equity investment o Broad portfolio diversification by industry and geography Capital Structure Diagram

One of the investment objectives of this offering is to opportunistically target a liquidity event following the offering's termination. Likely exits for BDCA include: listing on a public exchange, sale of the portfolio, or sale of individual assets. These options will be weighed by the Board of Directors to determine which has the potential to provide the best total risk-adjusted return for investors (please reference the footnote on this slide).

Investing in America’s Growth 19 Potential Exit Strategy * o Listing on Public Exchange o Sale of Portfolio to Institutional Buyers o Sale of Individual Assets * If our Board does not decide to pursue a liquidity event, or if we fail to receive stockholder approval for a liquidity event, the Company could operate inde f initely .

We believe value is created by investing with a skilled senior management team who have worked closely together for a significant time and have shown the ability to effectively deploy capital consistent with an investment strategy designed to take advantage of what we believe to be attractive market opportunities.

Investing in America’s Growth Seasoned Leadership

BDCA benefits from an executive management team with a wide range of experience in alternative investments, credit analysis, private equity, mergers and acquisitions and portfolio management. This history provides the knowledge and resources to access investment opportunities for BDCA.

Our executive management team includes:

•	Nicholas S. Schorsch – Chairman, BDCA
•	William M. Kahane – President, BDCA
•	Peter M. Budko – Chief Executive Officer, BDCA Adviser, LLC
•	Robert K. Grunewald – Chief Investment Officer, BDCA Adviser, LLC
•	Brian S. Block – Chief Financial Officer, BDCA and BDCA Adviser, LLC
•	Kamal Jafarnia, Esq. – SVP & Chief Compliance Officer, BDCA and BDCA Adviser, LLC

Investing in America’s Growth Senior Management Team 21 BDCA benefits from an executive management team with a wide range of experience in alternative investments, credit analysis, private equity, mergers and acquisitions and portfolio management. This history provides the knowledge and resources to access unique investment opportunities for BDCA. Our executive management team includes: o Nicholas S. Schorsch – Chairman, BDCA o William M. Kahane, Esq. & MBA – President, BDCA o Peter M. Budko – Chief Executive Officer, BDCA Adviser, LLC o Robert K. Grunewald – Chief Investment Officer, BDCA Adviser, LLC o Brian Block – Chief Financial Officer, BDCA and BDCA Adviser, LLC o Kamal Jafarnia, Esq. – SVP & Chief Compliance Officer, BDCA and BDCA Adviser, LLC

Our business affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, supervision of our financing arrangements and corporate governance activities.

Investing in America’s Growth Independent Board of Directors

Investing in America’s Growth 23 Leslie D . Michelson was appointed as an independent director of our company on January 7 , 2011 . Mr . Michelson has also served as an independent director of ARCT since January 2008 and ARC NYRR since October 2009 . Mr . Michelson is a member of the audit committee of the boards of directors of ARCT and NYRR . Mr . Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer - based primary care medical practice management company since April 2007 . Mr . Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors . Mr . Michelson served on the board of directors of Catellus Development Corp . , a NYSE listed national mixed - use and retail developer from 1997 until 2004 when the company was sold to ProLogis . From March 2000 to August 2001 , he served as chief executive officer and as a director of Acurian , Inc . , an Internet company that accelerates clinical trials for new prescription drugs . From 1999 to March 2000 , Mr . Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries . Mr . Michelson was a director of Nastech Pharmaceutical Company Inc . , a NASDAQ - traded biotechnology company focused on innovative drug delivery technology, from June 2004 to 2008 , of Highlands Acquisition Company, a AMEX - traded special purpose acquisition company, from May 2007 to 2009 , and of G&L Realty Corp . , a NYSE - traded medical office building REIT from 1995 to 2001 . Mr . Michelson is currently a director of Landmark Imaging, a privately held diagnostic imaging and treatment company and of Private Health Management, a retainer - based primary care medical practice management company . Also since June 2004 and through the present, he has been and is a director and vice chairman of ALS - TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis (ALS), commonly known as Lou Gehrig’s disease . Mr . Michelson received his B . A . from The Johns Hopkins University in 1973 and a J . D . from Yale Law School in 1976 . Mr . Michelson was selected to serve as a director on our Board due to his greater than twenty years of senior management experiences at various corporations and from his service on the board of directors of other public companies in the past . Independent Board of Directors

Investing in America’s Growth 24 Independent Board of Directors Governor Edward G . Rendell was appointed as an independent director of our company in January 2011 . Governor Rendell served as the 45 th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 . As the Governor of the Commonwealth of Pennsylvania, he served as the chief executive of the nation’s 6 th most populous state and oversaw a budget of $ 28 . 3 billion . He also served as the Mayor of Philadelphia from January 1992 through January 2000 . As the Mayor of Philadelphia, he eliminated a $ 250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses . He was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001 . Governor Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986 . In 1986 he was a candidate for governor of the Commonwealth of Pennsylvania . In 1987 , he was a candidate for the mayor of Philadelphia . From 1988 through 1991 , Governor Rendell was an attorney at the law firm of Mesirov , Gelman and Jaffe . From 2000 through 2002 , Governor Rendell was an attorney at the law firm of Ballard Sphar . Governor Rendell worked on several real estate transactions as an attorney in private practice . An Army veteran, Governor Rendell holds a B . A . from the University of Pennsylvania and a J . D . from Villanova Law School . We believe that Governor Rendell’s over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia make him well qualified to serve as a member of our Board of Directors .

Investing in America’s Growth Independent Board of Directors 25 William G . Stanley was appointed as an independent director of our company on January 7 , 2011 . He has been an independent director of ARCT since January 2008 and an independent director of NYRR since October 2009 . Mr . Stanley is a member of the audit committee of the boards of directors of ARCT and NYRR . Mr . Stanley is the founder and managing member of Stanley Laman Securities, LLC (SLS), a FINRA member broker - dealer, since 2004 , and the founder and president of The Stanley - Laman Group, Ltd (SLG), a registered investment advisor for high net worth clients since 1997 . SLG has built a multi - member staff which critically and extensively studies the research of the world’s leading economists and technical analysts to support its tactical approach to portfolio management . Over its history, SLG and SLS have assembled an array of intellectual property in the investment, estate, tax and business planning arena . Mr . Stanley has earned designations as a Chartered Financial Consultant, Chartered Life Underwriter, and received his Master of Science in Financial Services from the American College in 1997 . Mr . Stanley holds FINRA Series 7 , 63 and 24 licenses . Mr . Stanley was selected to serve as a director on our Board due to his significant background in the finance and investment management industry and from his service on the board of directors of other public companies in the past .

First, before I go into the conclusion slides are there any questions?

Investing in America’s Growth In Conclusion

Here is a quick summary of the offering including its size, share price, minimum investment, distribution schedule, suitability standards, distribution reinvestment plan, and the share repurchase plan for the offering.

[Presenter reviews these fields and references the footnotes in the course of the review]

Investing in America’s Growth Offering Details $ 1.5 Billion $ 10.00 per share 1 $1,000 (100 shares) Monthly 2 Gross annual income of $70,000 and net worth of $70,000 or a net worth of at least $250,000. (Suitability requirements may differ in certain states, including: AL, AZ, CA, ID, IA, KS, KY, MA, ME , MI, NC, NE, NJ, ND, OH, OK, OR, TN and TX — For additional information, please consult the current prospectus.) Yes Subject to a one year holding period with limited exceptions, shareholders can participate at: (a) 92.5% of public offering price for shares continuously held for at least one year, and (b) 95.0% of public offering price for shares continuously held for at least two years. Shares repurchased: (1) will be limited to the number of shares we can repurchase with proceeds from the distribution reinvestment plan in that quarter, and (2) will not exceed 10% of the weighted average shares outstanding in the prior year . Please read the prospectus for a more complete detail of the terms, conditions and limitations of the Share Repurchase Plan. Offering Size : Initial Price Per Share : Minimum Initial Investment : Distribution Schedule : Suitability Standards : Distribution Reinvestment Plan : Share Repurchase Plan : 1 If net asset value increases above $10.00 per share, we will increase the public offering price as necessary to ensure that s har es are not sold at a price which, after deduction of selling commissions and dealer manager fees, is below our NAV per share. The price which the invest or pays for our shares may not reflect the current net asset value of the Company at the time of his or her subscription . Investors may pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share. 2 Distributions are not guaranteed. We may not be able to pay or maintain distributions and they are subject to change at any time. Until we gen erate operating cash flows sufficient to pay distributions, we may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources. Payment of fees to our Adviser as well as the payment of operating expenses will reduce cash available for distributions. 27

In wrapping up, I would like to summarize why BDCA may be a good fit for your investment portfolio.

•	Current Income Backed by Secured Middle Market Loans
•	Potential Equity Appreciation Through Warrants or Direct Equity Ownership
•	Favorable Default Characteristics for Middle Market Loans
•	Experienced Management Team Providing Access to Investment Opportunities
•	Reduced Bank Lending to Middle Market Companies Provides Increased Opportunities
•	Non-Correlated to the Stock Market
•	Focused Exit Strategy

Investing in America’s Growth o Current Income Backed by Secured Middle Market Loans o Potential Equity Appreciation Through Warrants or Direct Equity Ownership o Favorable Default Characteristics for Middle Market Loans o Experienced Management Team Providing Access to Investment Opportunities o Reduced Bank Lending to Middle Market Companies Provides Increased Opportunities o Non - Correlated to the Stock Market o Focused Exit Strategy 28 Summary of Investment Considerations * * There is no guarantee that these considerations will continue or be profitable.

Thank you for taking the time to attend this presentation on Business Development Corporation of America.

If you have questions or if we can be of assistance in any way, please let us know.

If you are an investor, your financial professional will provide complete information on this offering.

If you are an investment advisor, our contact number is: 877-373-2522.

You can also find more information at: www.BDCAofAmerica.com.

Investing in America’s Growth For more information on Business Development Corporation of America, please contact your financial professional. Broker Dealers Inquiries Realty Capital Securities, LLC Three Copley Place, Suite 3300 Boston, MA 02116 | 877 - 373 - 2522 All Other Inquiries Business Development Corporation of America 405 Park Avenue, 12 th Floor New York, NY 10022 | 212 - 415 - 6500 www.BDCofAmerica.com Not For Use In Ohio